RX FUNDS TRUST

(formerly the American Independence Funds Trust II)

(THE “TRUST”)

SUPPLEMENT DATED AUGUST 5, 2015

TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED MARCH 1, 2015

(as amended through August 3, 2015)

RX MAR TACTICAL CONSERVATIVE FUND (formerly the American Independence MAR Tactical Conservative Fund) (TICKERS: Not Available)	RX MAR TACTICAL AGGRESSIVE GROWTH FUND (formerly the American Independence MAR Tactical Aggressive Growth Fund (TICKERS: Not Available)

(the “Funds”)

This supplement to the Statement of Additional Information (“SAI”), dated March 1, 2015, as amended through August 3, 2015, updates certain information with respect to each of the Funds listed above.

1.     The names of the Funds will be changed to that noted below:

Old Name	New Name	Ticker
Rx MAR Tactical Conservative Fund	Rx Tactical Rotation Fund
Institutional Class	Institutional Class	RXTIX
Class A	Class A	RXTAX
Class C	Class C	RXTCX

Rx MAR Tactical Aggressive Growth Fund	Rx Traditional Allocation Fund
Institutional Class	Institutional Class	RXAIX
Class A	Class A	RXAAX
Class C	Class C	RXACX

Throughout the SAI, the old names are replaced with the new names. The principal objectives for the Funds will not change.

2.     Under “Investment Advisory and Other Services”, the following changes are effective immediately:

a.     In the “Investment Adviser” section under the “Advisory Agreement and Fees”, the table following the first paragraph is replaced in its entirety with the following:

Fund	Advisory Fee

Rx Tactical Rotation Fund	1.00%
Rx MAR Tactical Moderate Growth Fund	0.75%
Rx MAR Tactical Growth Fund	0.75%
Rx Traditional Allocation Fund	0.90%

b.     In the “Investment Adviser” section under the “Advisory Agreement and Fees”, the table following the second paragraph is replaced in its entirety with the following:

Fund	Fund Average Net Assets (“ANA”)	Rate
Rx Tactical Rotation Fund	Up to $1 billion	0.50%
	Over $1 billion	0.45%
Rx Traditional Allocation Fund	All asset levels	0.15%
Rx MAR Tactical Moderate Growth Fund	All asset levels	0.375%
Rx MAR Tactical Growth Fund	All asset levels	0.375%

c.     The first paragraph under the “Sub-Adviser” section is replaced in its entirety with the following:

RiskX Investments (formerly, American Independence) has engaged several sub-advisers for certain of the Funds to assist in the daily management of those Funds’ portfolios. Each Sub-Adviser has entered into a Sub-Advisory Agreement, with the Adviser. Each Sub-Advisory Agreement will continue in effect for a period beyond two years from the date of its execution only as long as such continuance is approved annually (i) by the holders of a majority of the outstanding voting securities of the Funds or by the Board of Trustees and (ii) by a majority of the Trustees who are not parties to such Sub-Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any such party. A Sub-Advisory Agreement may be terminated without penalty by vote of the Trustees or the shareholders of the respective Fund, or by the Adviser, or the Sub-Adviser, on 60 days’ written notice by either party to the Sub-Advisory Agreement and will terminate automatically if assigned.

d.     The second paragraph under the “Sub-Adviser” section no longer relates to the Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund, but only to the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund, two other funds in the Trust that are not part of this Supplement.

e.     The following information is inserted after the first paragraph (as reflected in item “c” above) under the “Sub-Adviser” section:

Rx Tactical Rotation Fund. RiskX Investments has engaged BFP Capital Management, LLC (“BCM”) to assist in the daily management of the Rx Tactical Rotation Fund’s portfolio. BCM is located at 250 1st Avenue, Suite 101, Needham, MA 02494. Pursuant to a sub advisory agreement, BCM serves as the investment sub-adviser to the Fund and is responsible for providing the Adviser with a model portfolio for the Fund. The Adviser is responsible for final portfolio allocation decisions and for placing all transactions. The Adviser monitors the Fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying ETFs and/or securities, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. Mr. David Haviland is primarily responsible for providing the model portfolio. For more about the portfolio manager, please see the section below titled “PORTFOLIO MANAGER INFORMATION.”

Rx Traditional Allocation Fund. RiskX Investments has engaged Newfound Research LLC (“Newfound”) to assist in the daily management of the Rx Traditional Allocation Fund’s portfolio. Newfound is located at 425 Boylston Street, 3rd Floor, Boston, MA 02116. Pursuant to a sub advisory agreement, Newfound serves as the investment sub-adviser to the Fund and is responsible for providing the Adviser with a model portfolio for the Fund. The Adviser is responsible for final portfolio allocation decisions and for placing all transactions. The Adviser monitors the Fund’s allocations to the underlying securities and is responsible for rebalancing assets to maintain target allocations among the underlying ETFs and/or securities, while taking into account any other factors it may deem relevant, such as cash flow and/or timing considerations. The investment team of Mr. Corey Hoffstein and Mr. Justin Sibears is primarily responsible for providing the model portfolio. For more about the portfolio managers, please see the section below titled “PORTFOLIO MANAGER INFORMATION.”

f.      The last paragraph under the “Sub-Adviser” section is stricken.

3.     Under “Portfolio Manager Information”, the following changes are effective immediately:

a.     The following information is inserted after the section “Portfolio Managers”:

Steven Wruble, CFA serves as the Chief Investment Officer and Portfolio Manager for the Adviser. Prior to joining the Adviser, Mr. Wruble was Chief Investment Officer for FolioMetrix and served as Portfolio Manager for the RiskX Family of Funds. Mr. Wruble served on FolioMetrix’s investment committee from 2011 until July 2015. Prior to FolioMetrix, Mr. Wruble was a Portfolio Analyst with an independent financial planning firm where he was also a registered representative. Prior to that, he has worked in the capacity of registered representative and/or investment advisor representative with other firms.  Mr. Wruble holds a Bachelor of Science from the University of Nebraska-Lincoln in Finance and a Master of Security Analysis and Portfolio Management from Creighton University. Steve is a Chartered Financial Analyst (CFA) charterholder and is a member of the CFA Institute and the CFA Society of Nebraska. He holds the Accredited Asset Management Specialist designation (AAMS) and the Series 65 license.

D. Jerry Murphey serves as Portfolio Manager and President of the Adviser. Prior to joining the Adviser, Mr. Murphey was Founder, President, and Chief Executive Officer of FolioMetrix and served as Portfolio Manager for the RiskX Family of Funds. Mr. Murphey served on the FolioMetrix investment committee from 2014 to July 2015. Prior to joining FolioMetrix, Mr. Murphey was with Prudential Investment Management Services, an investment management firm.

Rx Tactical Rotation Fund (BCM)

David Haviland is manager of the BCM Strategies. His other responsibilities include client relationship management, fixed income analyst, fixed income trader, 401k and pension consultation, and financial and estate planning. Mr. Haviland, a partner of the firm, has been in the financial services business since 1986. He began his business career with CIGNA Corporation and worked for several planning and investment advisory firms before joining his father at H & Co. Financial Services, Inc. in 1993. Dave designed, developed and implemented Beaumont’s proprietary asset allocation and reporting system. He has served on several local boards and is past chair of the Dover School Committee. He has also served Deerfield Academy and the University of Vermont as a class agent. Dave is a long time member of the Financial Planning Association and the International Association of Financial Planners. Mr. Haviland is an honors graduate of The University of Vermont.

Rx Traditional Allocation Fund (Newfound)

Corey Hoffstein is a co-founder of Newfound and serves the roles of Chief Investment Officer and Chief Technology Officer. Mr. Hoffstein researched and developed Newfound’s core momentum models that have been utilized to help power the tactical asset allocation decisions for over $10 billion. Mr. Hoffstein serves as chairman of the firm’s Investment Committee, is responsible for overseeing the Investment Strategies group, and serves as portfolio manager for the company’s investment strategies. Mr. Hoffstein holds a Master of Science in Computational Finance from Carnegie Mellon University and a Bachelor of Science in Computer Science, cum laude, from Cornell University.

Justin Sibears is a Managing Director in Newfound’s Investment Strategies group, where he is responsible for the ongoing research and development of new intellectual property and strategies. Mr. Sibears joined Newfound in March 2012. His focus is on purely quantitative applications of our technology. Mr. Sibears is a portfolio manager for all of the firm’s direct strategies and is a member of Newfound’s Investment Committee. Prior to Newfound, Mr. Sibears worked for J.P. Morgan and Deutsche Bank. At J.P. Morgan, he structured and syndicated ABS transactions while also managing risk on a proprietary ABS portfolio. At Deutsche Bank, Justin worked on the event-driven, high-yield debt, and mortgage derivative trading desks. Mr. Sibears holds a Master of Science in Computational Finance and a Master of Business Administration from Carnegie Mellon University as a well as a BBA in Mathematics and Finance from the University of Notre Dame.

b.     Information on other persons listed under “Portfolio Managers” no longer relates to the Rx Tactical Rotation Fund and the Rx Traditional Allocation Fund, but only to the Rx MAR Tactical Moderate Growth Fund and the Rx MAR Tactical Growth Fund, two other funds in the Trust that are not part of this Supplement.

c.     The table under the “Beneficial Ownership by Portfolio Manager” section is amended to include the following information as of June 30, 2015:

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds	Aggregate Dollar Range of Equity Securities in All of the Fund Complex

Steven Wruble	None	None
D. Jerry Murphy	None	None
David Haviland	None	None
Corey Hoffstein	None	None
Justin Sibears	None	None

d.     The table under the “Account Management Disclosures” section is amended to include the following information as of June 30, 2015:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	No. of Accts.	Total Assets	No. of Accts.	Total Assets	No. of Accts.	Total Assets
Steven Wruble	9	$272,736,991	0	$0	0	$0
D. Jerry Murphey	9	$272,736,991	0	$0	0	$0
David Haviland	3	$247,000,000	0	$0	10,391	$2,856,000,000
Corey Hoffstein	7	$95,800,000	0	$0	13	$1,200,000
Justin Sibears	4	$88,100,000	0	$0	13	$1,200,000

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE